ROCK CANYON FUNDS

Top Flight Long-Short Fund

Supplement Dated May 12, 2009

To

Prospectus Dated February 1, 2009

Reorganization

The Board of Trustees ("Board") of Rock Canyon Funds (the "Trust"), on behalf of the Top Flight Long-Short Fund (the "Fund") has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which a newly organized fund of Quaker Trust (the “New Quaker Fund”), sub-advised by Rock Canyon Advisory Group, Inc. ("Rock Canyon"), will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the New Quaker Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund (the “Reorganization”). The Reorganization will result in current Fund shareholders essentially “exchanging” their Fund shares for shares of the New Quaker Fund on what is expected to be a tax-free basis. The New Quaker Fund, which will be part of the Quaker Investment Trust, will be managed by the same investment personnel using the same investment program as the current Fund, although certain other fund service providers will be different.

Additional information regarding the Reorganization will be provided to shareholders in advance of the closing date. However, no action will be required by shareholders.  It is anticipated that a majority of the Fund's shareholders will approve the Reorganization by written consent without the Fund having to solicit proxies from all the Fund's shareholders.  The Reorganization is expected to occur in June 2009. In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the New Quaker Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date will  be mailed the combined prospectus and information statement relating to the Agreement (and containing important information about fees, expenses and risk considerations).

If you have questions or need assistance, please contact Rock Canyon Advisory Group, Inc. at 801-753-0045 (Locally), or 1-800-869-1679 (Toll Free).

Correction

Please note that references to a Rule 12b-1 Plan in the footnotes to the table in the section entitled "Fees and Expenses of the Fund" in the Fund's current prospectus should be deleted.  The Fund does not have a Rule 12b-1 Plan.

This Supplement and the existing Prospectus dated February 1, 2009, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 1, 2009 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-869-1679.